UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008
                                                 (March 12, 2008)


                             CENTRACAN INCORPORATED
             (Exact name of registrant as specified in its charter)

 Florida                            000-52910                     65-0736042
---------------                -------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                         c/o Olshan Grundman Frome et al
                               65 East 55th Street
                            New York, New York 10022
                     (Address of Principal Executive Office)


                                (212) 451-2254
               --------------------------------------------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.     Changes in Registrant's Certifying Accountant.

         (b)   Engagement of Independent Accountant

         On March 12, 2008, we engaged Moore & Associates, Chartered, as our independent accountant. Prior to engaging Moore & Associates, we did not consult with Moore & Associates regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Moore & Associates on our financial statements, and Moore & Associates did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. Our board of directors approved the engagement of Moore & Associates.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                  CENTRACAN INCORPORATED

Date: March 13, 2007                              By: /s/ Jerome Goubeaux
                                                     ---------------------------
                                                      Jerome Goubeaux, President